SCHEDULE 14A INFORMATION

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C.H. Robinson Worldwide, Inc.

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8100 Mitchell Road

Eden Prairie, Minnesota 55344

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 19, 2005

TO OUR STOCKHOLDERS:

C.H. Robinson Worldwide, Inc.’s Annual Stockholders’ Meeting will be held on Thursday, May 19, 2005 at 10:00 a.m., local time, at our executive offices located at 8100 Mitchell Road, Eden Prairie, Minnesota. The purposes of the meeting are:

1.	To elect three directors to serve for three-year terms or until their respective successors are elected and qualified;

2.	To ratify the selection of Deloitte & Touche LLP as the company’s independent auditors for the fiscal year ending December 31, 2005;

3.	To approve the C.H. Robinson Worldwide, Inc. 2005 Management Bonus Plan;

4.	To amend and restate the C.H. Robinson Worldwide, Inc. 1997 Omnibus Stock Plan; and

5.	To conduct any other business that properly comes before the meeting or any adjournment of the meeting.

Our Board of Directors has fixed the close of business on March 28, 2005 as the record date for determining holders of our Common Stock that are entitled to notice of, and to vote at, our Annual Meeting.

You are cordially invited to attend the meeting. Your vote is important. Whether or not you plan to attend the meeting, please ensure your representation at the Annual Meeting by completing, signing, and dating the enclosed proxy card, voting by telephone, or voting by using the Internet as soon as possible. Your proxy card includes instructions for each of these voting options. If you decide later to revoke your proxy, you may do so at any time before it is exercised.

By Order of the Board of Directors

Linda U. Feuss

Secretary

April 15, 2005

C.H. ROBINSON WORLDWIDE, INC.

8100 Mitchell Road

Eden Prairie, Minnesota 55344

PROXY STATEMENT

FOR THE

2005 ANNUAL MEETING OF STOCKHOLDERS

May 19, 2005

This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy for use at the C.H. Robinson Annual Meeting of Stockholders, and at any adjournment of the meeting, held at our executive offices located at 8100 Mitchell Road, Eden Prairie, Minnesota, on Thursday, May 19, 2005, at 10:00 a.m. local time. The proxy is solicited by the Board of Directors of C.H. Robinson Worldwide, Inc. (“the company,” “we,” “us,” “C.H. Robinson”) for the purposes listed in the Notice of Annual Meeting of Stockholders. This Proxy Statement and Proxy Card are being mailed to our stockholders with our Annual Report to Stockholders beginning on or about April 15, 2005.

Who is entitled to vote?

Holders of C.H. Robinson Worldwide, Inc. Common Stock, par value $0.10 per share, at the close of business on March 28, 2005, are entitled to vote at our Annual Meeting. March 28, 2005 is referred to as the record date. As of March 28, 2005, approximately 84,799,053 shares of Common Stock were outstanding. Each share is entitled to one vote. There is no cumulative voting.

Shares are counted as present at the Annual Meeting if either the stockholder is present and votes in person at the Annual Meeting or has properly submitted a proxy by mail, by telephone or by using the Internet. Shares representing a majority of our issued and outstanding Common Stock as of the record date must be present at the annual meeting, and entitled to vote at the Annual Meeting, in order to achieve a quorum at the Annual Meeting and to conduct business. If a quorum is not present or represented at the Annual Meeting, the stockholders and proxies entitled to vote will have the power to adjourn the Annual Meeting, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented.

How can I vote?

If you submit your vote before the Annual Meeting using any of the following methods, your shares of C.H. Robinson’s Common Stock will be voted as you have instructed:

•	By Mail: Simply complete, sign, and date the enclosed Proxy Card and return it in the postage-paid envelope provided.

•	By Telephone: If you are a registered stockholder (you hold your stock in your own name) and you live in the United States, you may submit your proxy by touch-tone telephone by calling 1-800-560-1965 and following the “Vote by Phone” instructions. See the enclosed Proxy Card for more details.

•	By Internet: If you are a registered stockholder and have Internet access, you may submit your proxy from any location in the world by going to http://www.eproxy.com/chrw/ and following the “Vote by Internet” instructions. See the enclosed Proxy Card for more details.

Submitting your proxy will not affect your right to vote in person, if you decide to attend the Annual Meeting.

If you are a beneficial stockholder (you hold your shares through a nominee, such as a broker), your nominee can advise you whether you will be able to submit voting instructions by telephone or via the Internet.

What happens if I return my proxy without voting instructions, or withhold or abstain on a proposal?

If you do not return voting instructions with your proxy, your proxy will be voted:

•	FOR the election of the nominees for director named in this Proxy Statement;

•	FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm;

•	FOR approval of the C.H. Robinson Worldwide, Inc. 2005 Management Bonus Plan (the “2005 Bonus Plan”); and

•	FOR approval of the amended and restated C.H. Robinson Worldwide, Inc. 1997 Omnibus Stock Plan (the “Omnibus Stock Plan”).

If you return a proxy that withholds authority to vote for a nominee for director, then your shares of Common Stock covered by your proxy:

•	Will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to that nominee; and

•	Will not be voted for that nominee.

With regard to the other proposals in this Proxy Statement, if you abstain from voting, then your shares:

•	Will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the shares present and entitled to vote for these proposals; and

•	Will not be voted in favor of them. Abstentions have the effect of counting as votes against a proposal, because they add to the pool of votable shares for a proposal without contributing to the affirmative votes required to approve it.

What is a “non-vote” proxy?

If you hold your shares through a nominee, your nominee will not be permitted to exercise voting discretion on the approval of the 2005 Bonus Plan and the Omnibus Stock Plan. Your nominee will return a “non-vote” proxy, indicating a lack of authority to vote on these proposals, unless you give your nominee specific instructions on how to vote your shares.

If your nominee returns a “non-vote” proxy:

•	Your shares covered by that non-vote will be considered present at the Annual Meeting for purposes of determining a quorum; but

•	Your proxy will not be considered present and entitled to vote at the Annual Meeting for purposes of calculating the vote.

With regard to the approval of the 2005 Bonus Plan and the Omnibus Stock Plan, non-votes will be excluded from the pool of votable shares and will have no effect on these proposals’ approval.

How do I revoke my proxy?

You may revoke your proxy and change your vote at any time before the voting closes at the Annual Meeting. You may do this by submitting a properly executed proxy with a later date, or by delivering a written revocation, to the Secretary’s attention at the company’s address listed above, or in person at the Annual Meeting. C.H. Robinson Worldwide, Inc. did not receive written notice of any stockholder proposal and, as of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting, other than the matters described in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed Proxy Card will vote according to their best judgment.

PROPOSAL ONE: ELECTION OF DIRECTORS

The C.H. Robinson Worldwide Board of Directors is divided into three classes. Stockholders elect the members of each class to serve three-year terms with the term of office of each class ending in successive years. Robert Ezrilov, Wayne Fortun and Brian Short are directors in the class whose term expires at the Annual Meeting. On the recommendation of our Governance Committee, the Board of Directors has nominated Mr. Ezrilov, Mr. Fortun, and Mr. Short for election to the Board of Directors at the Annual Meeting for terms of three years, and each has indicated a willingness to serve.

The other directors will continue in office for their existing terms. John Wiehoff and Gerald Schwalbach serve in the class whose term expires in 2006. D.R. Verdoorn, Michael Wickham, and ReBecca Koenig Roloff serve in the class whose term expires in 2007. Last year, the Board of Directors decided to increase the size of the Board up to nine members, and intends to fill the vacancy as an appropriate candidate, consistent with board needs, is identified. The vacancy may be filled by a vote of the majority of the existing directors until the next annual meeting, when the stockholders may elect a director to fill the balance of the unexpired term.

John Wiehoff and Linda Feuss will vote the proxies received by them for the election of Mr. Ezrilov, Mr. Fortun, and Mr. Short, unless otherwise directed. If any nominee becomes unavailable for election at the Annual Meeting, John Wiehoff and Linda Feuss may vote for a substitute nominee in their discretion as recommended by the Board of Directors.

The Board of Directors has determined that all of the directors, except for D.R. Verdoorn and John P. Wiehoff, are independent under the current standards for “independence” established by the Nasdaq stock market, on which C.H. Robinson’s stock is listed. Information concerning the incumbent directors is below.

Robert Ezrilov (Nominee with new term expiring in 2008)	Robert Ezrilov, 60 years old, has been a director of the company since 1995. Currently, Bob is an employee of Cogel Management Company (an investment management company). From July 1997 to April 2001, he was President of Metacom, Inc., a company that sells prerecorded music on interactive displays. From April 1995 to July 1997, Bob was self-employed as a business consultant. Prior to that, he was a partner with Arthur Andersen LLP, which he joined in 1966 subsequent to his obtaining a BSB degree at the University of Minnesota. He also serves on the Board of Directors of Zomax, Inc. (a supply chain management company), Christopher & Banks, Inc. (an apparel retailer), and as an advisory board member to Holiday Companies (a group of related companies engaged in retailing and petroleum products).

Wayne M. Fortun (Nominee with new term expiring in 2008)	Wayne M. Fortun, 55 years old, has been a director of C.H. Robinson since July 2001. He is President and Chief Executive Officer of Hutchinson Technology, Inc., a world leader in precision manufacturing of suspension assemblies for disk drives. Wayne joined Hutchinson Technology, Inc. in 1975 and until 1983, he held various positions in engineering, marketing, and operations. In 1983, he was elected Director, President and Chief Operating Officer of Hutchinson Technology, Inc., and in May 1996, he was appointed its Chief Executive Officer. Wayne also serves on the Board of Directors of G&K Services, Inc. and Hutchinson Area Health Care, on the executive advisory board of the Juran Center and the International Disk Drive Equipment and Materials Association executive advisory council.

Brian P. Short (Nominee with new term expiring in 2008)	Brian P. Short, 55 years old, has been a director of the company since December 2002. He is Chief Executive Officer of Leamington Co., a holding company with interests in transportation, community banking, agricultural production and real estate, where he has been in management since 1984. Leamington operates Admiral Merchants Motor Freight, Inc., St. Paul Flight Center, Inc., First Farmers & Merchants Banks, Municipal Parking, Inc. and Benson Parking Services, Inc. Brian also serves as a legal mediator and previously served as a United States Magistrate. His community service has included service on the Board of Directors of Catholic Charities, St. Joseph’s Home for Children, Saint Thomas Academy, University of St. Thomas School of Law and William Mitchell College of Law. Brian has an undergraduate degree in economics from the University of Notre Dame and is also a graduate of its law school.

Gerald A. Schwalbach (Term expires in 2006)	Gerald A. Schwalbach, 60 years old, has been a director of C.H. Robinson since 1997. He is currently and has been Chairman of the Board of Spensa Development Group, LLC and related companies since formation in 2003. For more than five years prior to that time, he served as Chairman of the Board of Two S Properties, Inc. and related companies. Spensa Development Group, LLC is a successor to some of the real estate interests of the former Two S Properties, Inc. group of companies. He was a director of BORN Information Services, Inc., a computer consulting firm from 1998 to 2004. In 1999, he became a director of TCF Financial Corporation, a bank holding company. Gerald was a director of TCF National Bank Minnesota in 1998, a subsidiary of TCF Financial Corporation. He graduated from Mankato State University in 1966 with a Bachelor of Arts degree.

John P. Wiehoff (Term expires in 2006)	John P. Wiehoff, 43 years old, has been Chief Executive Officer of C.H. Robinson since May 2002, President of the company since December 1999 and a director since December 2001. Previous positions with the company include Senior Vice President from October 1998, Chief Financial Officer from July 1998 to December 1999, Treasurer from August 1997 to June 1998, and Corporate Controller from 1992 to June 1998. Prior to that, John was employed by Arthur Andersen LLP. John also serves on the Board of Directors of Donaldson Company, Inc., a leading worldwide provider of filtration systems and replacement parts. He holds a Bachelor of Science degree from St. John’s University.

ReBecca K. Roloff (Term expires in 2007)	ReBecca Koenig Roloff, 50 years old, has been a director of the company since August 19, 2004. She is a Senior Vice President at American Express Financial Advisors. Becky has been with American Express Financial Advisors since 1988, serving as an executive in several field management and operations roles. Prior to joining American Express Financial Advisors, Becky worked for The Pillsbury Company in a variety of supply chain management, marketing, and business management positions, including serving as Vice President and Business Manager of Green Giant Fresh Vegetables. She started her career at Cargill, Inc. Becky holds a Master of Business Administration with distinction from Harvard Business School and a Bachelor of Arts from the College of St. Catherine in St. Paul, Minnesota. She has served on several community boards including as current Chair of the Board of Trustees of The Blake School in Hopkins, Minnesota, and Chair of the Board of Trustees of the College of St. Catherine.

D.R. Verdoorn (Term expires in 2007)	D.R. “Sid” Verdoorn, 66 years old, has been a director of C.H. Robinson since 1975 and Chairman of the Board since 1998. Sid was Chief Executive Officer of the company from 1977 until May 2002 and President from 1977 until December 1999. He has been with the company since 1963. He has served on the Boards of Directors of United Fresh Fruit and Vegetable Association and the Produce Marketing Association. He is on the board of Schwans Sales Enterprises. Sid attended Central College in Pella, Iowa.

Michael W. Wickham (Term expires in 2007)	Michael W. Wickham, 58 years old, joined C.H. Robinson as a director in January, 2004. He retired as Chairman of the Board of Roadway Corporation in December, 2003, where he had been President and CEO from 1996 to 2003. Prior to that, he had been the President of Roadway Express, where he held a variety of management positions during his 35-year career with the company. Mike founded and was Chairman of the Board of the Motor Freight Carriers Association. He also founded and chaired The American Trucking Association, and is a director of Republic Services. He has served on the Board of Directors of Children’s Hospital in Akron, Ohio and on its Foundation Board.

BOARD VOTING RECOMMENDATION

A majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting must vote for the election of a nominee to elect the nominee as director, provided that the total number of shares of Common Stock that vote on the proposal represent a majority of the Common Stock outstanding on the record date.

The Board of Directors recommends a vote FOR the election of Mr. Ezrilov, Mr. Fortun, and Mr. Short as directors of C.H. Robinson.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has a policy that all directors nominated for election at the Annual Meeting are expected to attend the Annual Meeting, and all other directors are encouraged to attend. Directors attending the 2004 Annual Meeting of Stockholders were: D.R. Verdoorn, Robert Ezrilov, Wayne Fortun, Jerry Schwalbach, Brian Short, Mike Wickham, and John Wiehoff. During 2004, the Board of Directors held five meetings. Each director holding office during the year attended at least 75% of the aggregate of the meetings of the Board of Directors (held during the period for which he or she had been a director) and the meetings of the Committees of the Board on which he or she served (held during the period for which he or she served).

Our Board of Directors has three Committees: the Audit Committee, the Governance Committee, and the Compensation Committee. Currently, members and chairs of these Committees are:

Independent Directors	Audit	Compensation	Governance
Bob Ezrilov	Chair	x	x
Jerry Schwalbach	x	x
Wayne Fortun		Chair	x
Brian Short	x		Chair
Mike Wickham		x	x
Becky Roloff	x	x

The Audit Committee

All Audit Committee members are “independent” under applicable Nasdaq listing standards and SEC rules and regulations. Our Board of Directors has determined that three members of the Audit Committee, Mr. Ezrilov, Mr. Schwalbach and Mr. Short meet the definition of an “Audit Committee Financial Expert” as established by the Securities and Exchange Commission. The Audit Committee provides assistance to the Board of Directors in fulfilling their oversight responsibilities relating to the quality and integrity of the financial reports of the company. The Audit Committee has the sole authority to appoint, review and discharge our independent auditors, and has established procedures for the receipt, retention, response to and treatment of complaints regarding accounting, internal controls or audit matters. In addition, the Audit Committee is responsible for:

(1)	reviewing the scope, results, timing and costs of the audit with the company’s independent auditors and reviewing the results of the annual audit examination and any accompanying management letters;

(2)	assessing the independence of the outside auditors on an annual basis, including receipt and review of a written report from the independent auditors regarding their independence consistent with Independence Standards Board Standard;

(3)	reviewing and approving in advance the services provided by the independent auditors;

(4)	overseeing the internal audit function; and

(5)	reviewing the company’s significant accounting policies, financial results and earnings releases, and the adequacy of our internal controls and procedures.

The Audit Committee held four meetings during 2004. The Audit Committee has engaged Deloitte & Touche LLP as independent auditors for fiscal year 2005 and is recommending that the company’s stockholders ratify this appointment at the Annual Meeting. The report of the Audit Committee is found on page 18 of this Proxy Statement. The Audit Committee Charter is attached as Appendix A.

The Governance Committee

All members of the Governance Committee are “independent” under applicable Nasdaq listing standards. The Governance Committee serves in an advisory capacity to the Board of Directors on matters of organization and the conduct of Board activities. The Governance Committee is responsible for:

(1)	identifying and recommending candidates for service on the Board of Directors;

(2)	adopting and revising the company’s Corporate Governance Guidelines;

(3)	leading the Board of Directors in its annual review of the performance of the Board and the Board Committees;

(4)	recommending director nominees for Board Committees;

(5)	periodically reviewing and making recommendations to the Board as to the size and composition of the Board, and criteria for director nominees;

(6)	making all determinations as to whether a director is independent under all applicable requirements; and

(7)	periodically reviewing the company’s Corporate Compliance Program with the company’s general counsel to recommend any appropriate changes to the Board.

The Governance Committee will consider Board of Director nominees recommended by stockholders that are submitted according to our company’s Bylaws. The process for receiving and evaluating these nominations from stockholders is described below under the caption “Nominations.”

The Governance Committee held two meetings during 2004.

The Compensation Committee

All Compensation Committee members are “independent” under applicable Nasdaq listing standards, and IRS and SEC rules and regulations. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to executive compensation, employee compensation and benefits programs and plans, and leadership development and succession planning. In addition, the Compensation Committee is responsible for:

(1)	reviewing corporate performance and the performance of the Chief Executive Officer;

(2)	determining the compensation and benefits for the Chief Executive Officer and other executive officers of the company;

(3)	establishing the company’s compensation policies and practice;

(4)	administering the company’s incentive compensation and stock plans; and

(5)	administering the company’s benefits plans.

The Compensation Committee held two meetings during 2004. The Compensation Committee report on executive compensation is found on pages 9-11 of this Proxy Statement.

The charters for each of the Committees of the Board of Directors and a reference guide for our company’s code of ethics, which is a part of our Corporate Compliance Program, are posted on the Investors page of our website at www.chrobinson.com.

Stockholder Communications with Board

C.H. Robinson stockholders may send written communications to the Board of Directors or to any individual director by mailing it to the C.H. Robinson Worldwide, Inc. Board of Directors c/o C.H. Robinson Corporate Secretary, 8100 Mitchell Road, Eden Prairie, MN 55344. These communications will be compiled by the Secretary and periodically submitted to the Board or individual director.

Nominations

The Governance Committee considers director nominee recommendations from a wide variety of sources, including members of the Board, business contacts, community leaders, third-party advisory services, and members of management. The Governance Committee also considers stockholder recommendations for director nominees that are properly received according to the company’s Bylaws and applicable rules and regulations of the SEC.

The Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the company at the time nominees are considered. The Board believes that the directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the company’s stockholders. Preferred qualifications also include current or recent experience as a chief executive officer, expertise in a particular business discipline, and diversity of talent, experience, accomplishments, and perspective. Directors should be able to provide insights and practical wisdom based on their experience and expertise.

Stockholders wishing to nominate a director candidate must give written notice to the company’s Secretary, either by personal delivery or by United States mail, postage prepaid, at the following address: 8100 Mitchell Road, Eden Prairie, MN 55344. The stockholder’s notice must be received by the Secretary not later than (a) 90 days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders, or (b) the close of business on the tenth day following the date on which notice of a special meeting of stockholders for election of directors is first given to stockholders. The stockholder’s notice must include all information relating to each person whom the stockholder proposes to nominate that is required to be disclosed under applicable SEC rules and regulations. This must include the written consent of the person proposed to be nominated to being named in the proxy statement as a nominee, and to serving as a director if elected. The stockholder’s notice must also include:

(1)	the name and address of the stockholder making the nomination;

(2)	the number of C.H. Robinson shares entitled to vote at the meeting held by the stockholder;

(3)	a representation that the stockholder is a holder of record of C.H. Robinson stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person named in the notice; and

(4)	a description of all arrangements or understandings between the stockholder and each nominee.

The Governance Committee initially evaluates a prospective nominee based on his or her resume and other background information that has been provided to the Committee. A member of the Committee will contact for further review those candidates whom the Committee believes are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board. Based on the information the Governance Committee learns during this process, it determines which nominee(s) to recommend to the Board to submit for election. The Governance Committee uses the same process for evaluating all nominees, regardless of the source of the nomination.

No candidates for director nominations were submitted to the Governance Committee by any stockholder in connection with the 2005 Annual Meeting. Any stockholder interested in presenting a nomination for consideration by the Governance Committee prior to the 2006 Annual Meeting must do so before February 18, 2006 to provide adequate time to consider the nominee and comply with our company’s Bylaws.

Compensation of Directors

Each non-employee director of C.H. Robinson was paid an annual retainer of $20,000 and $1,000 for each committee meeting attended through the annual meeting on May 20, 2004. In addition, non-employee directors were awarded stock option grants in prior years. After May 20, 2004, the compensation plan for non-employee directors was changed so that each non-employee director receives an annual retainer of $60,000, and there are no additional meeting fees. The chairman of the board receives an additional annual retainer of $45,000, the Audit Committee chair receives an additional annual retainer of $10,000, and the chairs of the Governance and Compensation Committees each receive an additional annual retainer of $5,000. Other members of the Audit Committee receive an additional annual retainer of $5,000, and other members of the Governance and Compensation Committees receive additional annual retainers of $2,500. Retainers are paid in quarterly installments, at the end of each calendar quarter. Before the retainers are earned, the directors may elect to receive all or a portion of their retainers in restricted stock units that are immediately vested and are payable to the directors after their service on the Board of Directors has ended. C.H. Robinson also reimburses non-employee directors for reasonable expenses incurred in attending Board meetings and for expenses incurred in obtaining continuing education related to service on our Board.

Directors who are also employees of C.H. Robinson are not separately compensated for any services provided as a director.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors (the “Compensation Committee”), consists of five independent directors and is responsible for reviewing our Chief Executive Officer’s performance, and determining the compensation and benefits of our executive officers. The Compensation Committee is also responsible for ensuring proper design and administration of the company’s incentive compensation and stock plans, including the Omnibus Stock Plan and the Robinson Companies Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

Objectives and Philosophy

The Compensation Committee has adopted a compensation philosophy intended to achieve the following basic goals:

(1)	provide a level of total compensation necessary to attract and retain high quality executives;

(2)	provide incentive compensation aligned with corporate performance objectives and the interests of the stockholders;

(3)	emphasize team performance;

(4)	balance incentive compensation to achieve both short-term and long-term profitability and growth; and

(5)	encourage executives to make long-term career commitments to C.H. Robinson and our stockholders.

The Compensation Committee reviews market data and assesses the company’s competitive position in each of the three primary components of executive compensation: base salary, annual bonus and long-term equity compensation. The following descriptions of the primary components of compensation contain additional detail regarding the Committee’s objectives and philosophy. Compensation decisions regarding individual executives may also be based on factors such as individual performance, level of responsibility, unique skills of the executive and demands of the position.

Components of Compensation

Base salary.    Annual base salary is designed to compensate executives for sustained performance and is intended to provide a minimum level of guaranteed compensation. In 2004, annual increases were determined based on an evaluation of the responsibilities of the position held and the experience of the particular individuals. The Committee believes that a significant percentage of total compensation should be variable and incentive based.

Annual bonus compensation.    Executive bonus contracts are designed to reward executives for maintaining and growing C.H. Robinson’s earnings. Annual bonus compensation is based upon unique bonus contracts for each executive. The bonus contracts provide for variable cash compensation to be earned for achieving ranges of pretax income of various divisions, and the consolidated earnings of the company. Portions of the bonuses are earned for achieving earnings comparable to previous years, and portions are earned for earnings growth. The contracts and the various pretax ranges are adjusted annually based upon individual responsibilities and performance. Portions of the bonuses may be guaranteed for some periods due to transition of responsibilities or other subjective factors. The bonus column of the Summary Compensation Table below contains the annual bonus earned for 2004 for the Chief Executive Officer and each of the other named executive officers.

Long-Term Equity Compensation.    According to the Omnibus Stock Plan, officers, other employees, trusts for the benefit of employees, consultants and eligible independent contractors of C.H. Robinson may receive equity awards. The Omnibus Stock Plan allows the grant of both incentive stock options intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options that do not qualify for such treatment. The Omnibus Stock Plan also permits grants of stock appreciation rights, restricted stock and restricted stock unit awards, performance awards, dividend equivalents and other stock grants or other stock-based awards. In order to encourage option exercises and share ownership, we also permit executives to exercise options using shares of our common stock to pay the exercise price and withholding taxes, if any. Upon such exercise, we grant the executive a restoration stock option (commonly referred to as a reload option) for the number of shares surrendered. Restoration options are non-qualified options, exercisable at the then-current market price and extend for the remainder of the original option’s term. Additional restoration options are not granted upon the exercise of restoration options. Option grants, including restoration options, for executive officers are shown in the Summary Compensation Table.

The Compensation Committee oversees the administration of the Omnibus Stock Plan and approves awards made under the Plan. A total of 9,000,000 shares of Common Stock were authorized for issuance under the Omnibus Stock Plan. As of March 17, 2005, there were approximately 2,833,277 shares remaining.

The Omnibus Stock Plan will expire in 2007. When deciding whom may be granted options and awards and the number of shares subject to each grant, the Committee may consider the nature of services rendered by the respective employees or consultants, their present and potential contributions to the company’s success, and other factors that the Committee considers relevant. The Committee may grant equity awards to non-employee directors on a periodic basis. The Board of Directors may amend or discontinue the Omnibus Stock Plan at any time. The Committee may not alter or impair any award granted under the Omnibus Stock Plan without the consent of the holder of the award except as otherwise provided in the Omnibus Stock Plan or any award agreement.

During 2004, there were no equity awards issued to the named executive officers, other than the grant of restoration options as detailed below in note (1) to the table entitled, “Option Grants in Fiscal 2004.”

During 2000, C.H. Robinson adopted the Deferred Compensation Plan that provides to a select group of management employees the opportunity to defer a specified percentage or dollar amount of their base salary and/or annual bonus compensation. The company may contribute other forms of compensation to an employee’s account and impose other restrictions under the Plan. The Plan is more fully described in the section of the Proxy titled, “Robinson Companies Nonqualified Deferred Compensation Plan.”

Chief Executive Officer Performance Evaluation and Compensation

The determination of the Chief Executive Officer’s base salary, bonus and long-term incentive compensation for fiscal 2004 followed the policies set forth above for executive compensation. The Compensation Committee annually conducts a separate performance evaluation in determining the Chief Executive Officer’s compensation.

During 2004, Mr. Wiehoff’s base salary was not increased over 2003, and remained at $200,000. Mr. Wiehoff received a cash bonus pursuant to the company’s Management Bonus Plan in the amount of $725,000 in recognition of favorable corporate performance and individual performance. The Management Bonus Plan in 2004 awarded bonus participation for achieving adjusted earnings in certain ranges. The bonus awarded in 2004 exceeded the opportunity in 2003 based on growth of adjusted earnings. Individual performance factors include executive talent development and succession planning, alignment of the business with annual and long-range business plans, and business development.

There were no additional restricted shares granted to Mr. Wiehoff during 2004 pursuant to the Omnibus Stock Plan. Restricted shares granted in 2003 are in the Deferred Compensation Plan and are available to vest over five calendar years. The actual vesting percentage for each year is determined by the following formula: year over year growth rates in income from operations and diluted net income per share are averaged, and then five percentage points are added to that number. For the first two years of the restricted stock award, the vesting percentage has been 23 and 32, respectively. Any shares that are unvested at the end of the five years are forfeited back to the company. During 2004, Mr. Wiehoff received certain restoration options as detailed below in note (1) to the table entitled “Option Grants in Fiscal 2004.”

Compensation Limitations

Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to executive officers to $1.0 million, unless the compensation qualifies as “performance-based compensation” under the Code. The Committee reviewed the potential consequences for the company of Section 162(m) and believes that this provision did not affect the deductibility of compensation paid to our executive officers in 2004. If the stockholders adopt the 2005 Bonus Plan and the amended and restated Omnibus Stock Plan, we will be able to issue compensation that qualifies as “performance-based compensation” in 2005.

Wayne Fortun

Robert Ezrilov

Rebecca Koenig Roloff

Gerald Schwalbach

Michael Wickham

Members of the Compensation Committee

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Wayne Fortun, Robert Ezrilov, ReBecca Koenig Roloff, Gerald Schwalbach, and Michael Wickham. No executive officer of C.H. Robinson served as a member of the Compensation Committee or as a director of any other entity whose executive officers served on the Compensation Committee or as a director of the company.

Summary Compensation Table

The following table shows all compensation awarded to, earned by, or paid for services rendered to the company in all capacities during the years ended December 31, 2004, 2003, and 2002, by the company’s Chief Executive Officer and the four other most highly compensated executive officers.

	Fiscal Year			Long-Term Compensation Awards			All Other Compensation ($) (3)
		Annual Compensation		Restricted Stock Awards ($)		Securities Underlying Options (#) (2)
		Salary ($)	Bonus ($) (1)
John P. Wiehoff President and Chief Executive Officer	2004 2003 2002	$200,000 200,000 105,000	$725,000 525,000 549,235	$0 1,568,000 0	(4)	3,686 51,379 30,000	$20,987 21,715 18,000

Joseph J. Mulvehill Vice President, International	2004 2003 2002	150,000 150,000 95,000	253,229 222,527 256,817	0 392,000 0	(5)	9,826 10,000 10,000	18,450 18,000 18,000

James P. Lemke Vice President, Produce	2004 2003 2002	150,000 150,000 36,900	236,808 270,556 362,823	0 639,195 51,195	(6) (7)	0 15,000 5,000	18,450 18,000 18,000

Paul Radunz Vice President and Chief Information Officer	2004 2003 2002	250,000 250,000 250,000	115,000 105,000 103,206	0 588,000 0	(8)	0 15,000 15,000	19,718 19,857 0

Mark Walker Vice President, Transportation	2004 2003 2002	150,000 150,000 100,000	185,000 160,000 256,817	0 588,000 0	(8)	0 10,000 10,000	20,987 21,715 18,000

(1)	C.H. Robinson pays bonuses to executives when the company achieves certain corporate performance objectives and the particular executive achieves certain objectives established on a prior year basis.

(2)	The total number of shares subject to option awards includes those subject to restoration options (as more fully described below in note (1) to the table entitled “Option Grants in Fiscal Year 2004”) received by the named executive officers as follows: Mr. Wiehoff, 3,686 shares in 2004 and 11,379 shares in 2003; Mr. Mulvehill, 9,826 shares in 2004.

(3)	Represents company matching cash and profit sharing contributions to the Robinson Companies Retirement Plan (a 401(k) plan), and the fair market value of tax services under the executive tax program.

(4)	Represents 40,000 restricted shares placed into the Deferred Compensation Plan in 2003 with a grant price per share at $39.20. Restricted shares granted in 2003 are available to vest over five calendar years. The actual vesting percentage for each year is determined by the following formula: year over year growth rates in income from operations and diluted net income per share are averaged, and then five percentage points are added to that number. For the first two years of the restricted stock award, the vesting percentage has been 23% and 32%, respectively. Any shares unvested after five years are forfeited back to the company. All shares remain in the Plan until after the executive terminates employment with the company. At December 31, 2004, Mr. Wiehoff held an aggregate of 215,324 shares valued at $11,954,788, based on the last sale price of our Common Stock as reported by The Nasdaq National Market on December 31, 2004 ($55.52). The restricted shares earn dividends at the same rate as Common Stock.

(5)	Represents aggregate holdings of 10,000 restricted shares placed into the Deferred Compensation Plan in 2003 with a grant price per share at $39.20. Restricted shares granted in 2003 are available to vest over five calendar years. The actual vesting percentage for each year is determined by the following formula: year over year growth rates in income from operations and diluted net income per share are averaged, and then five percentage points are added to that number. For the first two years of the restricted stock award, the vesting percentage has been 23% and 32%, respectively. Any shares unvested after five years are forfeited back to the company. All shares remain in the Plan until after the executive terminates employment with the company. At December 31, 2004, such shares were valued at $555,200, based on the last sale price of our Common Stock as reported by The Nasdaq National Market on December 31, 2004 ($55.52). The restricted shares earn dividends at the same rate as Common Stock.

(6)	Represents 16,306 restricted shares placed into the Deferred Compensation Plan in 2003 with a grant price per share at $39.20. 15,000 of these restricted shares granted in 2003 are available to vest over five calendar years. The actual vesting percentage for each year is determined by the following formula: year over year growth rates in income from operations and diluted net income per share are averaged, and then five percentage points are added to that number. For the first two years of the restricted stock award, the vesting percentage has been 23% and 32%, respectively. Any shares unvested after five years are forfeited back to the company. 1,306 of the restricted shares vested immediately. All shares remain in the Plan until after the executive terminates employment with the company. At December 31, 2004, Mr. Lemke held an aggregate of 17,612 shares valued at $977,818.24, based on the last sale price of our Common Stock as reported by The Nasdaq National Market on December 31, 2004 ($55.52). The restricted shares earn dividends at the same rate as Common Stock.

(7)	Represents 1,306 restricted shares placed into the Deferred Compensation Plan in 2002 with a grant price per share at $39.20. All shares vest immediately and must remain in the Plan until after the executive terminates employment with the company. At December 31, 2004, such shares were valued at $72,509.12, based on the last sale price of our Common Stock as reported by The Nasdaq National Market on December 31, 2004 ($55.52). The restricted shares earn dividends at the same rate as Common Stock.

(8)	Represents aggregate holdings of 15,000 restricted shares placed into the Deferred Compensation Plan in 2003 with a grant price per share at $39.20. Restricted shares granted in 2003 are available to vest over five calendar years. The actual vesting percentage for each year is determined by the following formula: year over year growth rates in income from operations and diluted net income per share are averaged, and then five percentage points are added to that number. For the first two years of the restricted stock award, the vesting percentage has been 23% and 32%, respectively. Any shares unvested after five years are forfeited back to the company. All shares remain in the Plan until after the executive terminates employment with the company. At December 31, 2004, such shares were valued at $832,800, based on the last sale price of our Common Stock as reported by The Nasdaq National Market on December 31, 2004 ($55.52). The restricted shares earn dividends at the same rate as Common Stock.

Option Grants in Fiscal Year 2004

The following table provides information on grants of stock options during fiscal 2004 to the executive officers named in the Summary Compensation Table.

	Individual Grants (1)
	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price Per Share($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name					5%($)	10%($)
John P. Wiehoff	3,686	10.19%	$51.80	10/15/2007	$29,889.38	$62,735.32
Joseph J. Mulvehill	1,856	5.13	43.91	1/31/2010	25,234.42	56,538.90
Joseph J. Mulvehill	2,550	7.05	43.91	2/1/2011	42,022.74	96,699.60
Joseph J. Mulvehill	919	2.54	52.39	1/31/2010	13,921.11	30,927.40
Joseph J. Mulvehill	2,745	7.59	52.39	2/1/2011	50,877.17	116,065.11
Joseph J. Mulvehill	1,756	4.85	52.39	2/15/2012	39,018.69	91,542.06

(1)	The options shown in this table are non-qualified restoration stock options and are granted pursuant to the Company’s Omnibus Stock Plan. A restoration option (also referred to as a “reload” option) is granted when an original option is exercised and payment of the exercise price or tax withholding obligation is made by delivery of previously owned shares of Common Stock. Each restoration option is granted for the number of shares tendered as payment for the exercise price and tax withholding obligation, has a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant, is exercisable in full on the date of grant, and expires on the same date as the original option.

(2)	During 2004, the Company granted options for an aggregate of 36,183 shares of Common Stock to employees, including the named executive officers listed. The other three named executive officers did not receive any option grants during 2004.

(3)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Commission and do not represent the Company’s estimate or projection of the Company’s future Common Stock prices. These amounts represent certain assumed rates of appreciation in the value of the Company’s Common Stock from the fair value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions.

Aggregated Option Exercises in Last Fiscal Year and

Value of Options Held at December 31, 2004

The following table provides information on option exercises in fiscal 2004 by the executive officers named in the Summary Compensation Table, and the value of such officers’ unexercised options at the end of fiscal 2004.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options Held at December 31, 2004 (#)		Value of Unexercised In-the- Money Options Held At December 31, 2004 ($) (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
John P. Wiehoff	21,218	$908,130	139,674	107,500	$4,567,524	$3,056,050
Joseph J. Mulvehill	16,070	363,570	40,256	29,500	1,353,274	816,685
James P. Lemke	0	0	15,375	23,250	550,224	629,690
Paul Radunz	0	0	13,750	36,250	346,313	931,538
Mark Walker	0	0	37,100	29,500	1,359,815	816,685

(1)	“Value” has been determined based on the difference between the last sale price of our Common Stock as reported by The Nasdaq National Market on December 31, 2004 ($55.52) and the per share option exercise price, multiplied by the number of shares subject to the in-the-money options.

Robinson Companies Nonqualified Deferred Compensation Plan.

During 2000, the C.H. Robinson adopted the Deferred Compensation Plan, which is available to a select group of management employees. The Deferred Compensation Plan permits participants to defer base salary and/or cash incentive compensation in accordance with the terms of the Deferred Compensation Plan. The amount of compensation to be deferred by each participant will be based on elections by each participant under the terms of the Deferred Compensation Plan.

In connection with the Deferred Compensation Plan, we created a non-qualified grantor trust (the “Trust”), commonly known as a “Rabbi Trust.” The assets of the Trust will be used to pay benefits. The assets of the Trust are subject to the claims of general creditors of the company in cases of insolvency and bankruptcy. As a result, the deferred compensation obligations will be unsecured obligations of the company to pay deferred compensation in the future in accordance with the terms of the Deferred Compensation Plan, and will rank equally with other unsecured and unsubordinated indebtedness of C.H. Robinson from time to time outstanding.

The amounts of base salary and cash incentive compensation deferred by a participant (a “Deferral”) will be credited with earnings and investment gains and losses by assuming that the Deferral was invested in one or more index funds selected by the participant in accordance with the terms of the Deferred Compensation Plan. The index funds include various mutual funds, with different degrees of risk, and a stock fund whose return reflects the return on the company’s Common Stock.

The Compensation Committee administers the Deferred Compensation Plan and approves participation thereunder. The Compensation Committee may amend or discontinue the Deferred Compensation Plan at any time. Except as provided in the plan, the Compensation Committee may not alter or impair any benefits payable under the Deferred Compensation Plan without the consent of the participant. Pursuant to the authority granted to the Compensation Committee under the Deferred Compensation Plan and in accordance with the terms of the Omnibus Stock Plan, John P. Wiehoff received 169,492 deferred shares of C.H. Robinson Common Stock in December 2000. These deferred shares vest ratably over a period of fifteen (15) years from the date of grant provided he remains employed by the company, and vesting will not be accelerated on account of death, disability, change in control or any other reason. In 2004, 13,208 shares became vested. These deferred shares are subject to other restrictions as defined in the Deferred Compensation Plan. The dividends on these shares have been used to purchase 5,832 shares of Common Stock (1,909 of these shares during 2004), all of which are fully vested.

The restricted shares issued in 2003 to the named executive officers were placed into the Deferred Compensation Plan and are available to vest over five calendar years. The actual vesting percentage for each year is determined by the following formula: five percentage points are added to the average of the year over year growth rate in income from operations and diluted net income per share. Any shares that are unvested at the end of the five years are forfeited back to the company.

PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total returns for C.H. Robinson’s Common Stock, the Standard & Poor’s 500 Composite Stock Index and the Nasdaq Trucking & Transportation Index through December 31, 2004, assuming the investment of $100 on December 31, 1999, and the reinvestment of dividends. During 2000, C.H. Robinson was added to Standard & Poor’s MidCap 400 Stock Index, and we have decided to show the comparison of our performance against that index as well. We have also been added to the Nasdaq 100 Index.

	Cumulative Total Return
	12/99	12/00	12/01	12/02	12/03	12/04
C.H. ROBINSON WORLDWIDE, INC.	$100.00	$159.20	$147.46	$160.47	$196.90	$291.70
S & P 500	100.00	90.89	80.09	62.39	80.29	89.02
S & P MIDCAP 400	100.00	117.51	116.79	99.84	135.41	157.73
NASDAQ TRUCKING & TRANSPORTATION	100.00	109.60	119.92	116.73	169.36	215.29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information regarding beneficial ownership of C.H. Robinson’s Common Stock as of March 22, 2004 by (i) each person who is known by the company to own beneficially more than 5% of the Common Stock, (ii) each director or nominee, and each executive officer of the company named in the Summary Compensation Table under the heading “Executive Compensation” above, and (iii) all company directors and executive officers as a group. Unless otherwise noted, the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock owned by them.

	Number of Shares Beneficially Owned (1)	Percentage of Outstanding Shares
FMR Corp. (2) 82 Devonshire Street Boston, MA 02109	6,424,519	7.53%
D.R. Verdoorn (3)	4,298,221	5.06%
John P. Wiehoff (4)	582,343	*
Joseph J. Mulvehill (5)	486,238	*
Mark Walker (6)	169,740	*
James P. Lemke (7)	137,761	*
Robert Ezrilov (8)	108,692	*
Gerald A. Schwalbach (9)	84,747	*
Paul Radunz (10)	42,034	*
Wayne M. Fortun (11)	18,742	*
Brian P. Short (12)	11,035	*
Michael W. Wickham	1,478	*
Rebecca Roloff	619	*
All executive officers and directors as a group (25 persons)	6,956,168	8.13%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (the “Commission”), and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 22, 2005 (“Currently Exercisable Options”) are deemed outstanding for computing the percentage beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.

(2)	Disclosure is made in reliance upon a statement on Schedule 13G/A, dated as of February 14, 2005, filed with the Securities and Exchange Commission. FMR Corp has sole voting power over 398,945 shares and sole dispositive power over 6,424,519 shares. FMR Corp. reported that its wholly owned subsidiary Fidelity Management & Research Company serves as an investment advisor to various investment company clients and that no one client accounts for more than 5% of the total outstanding Common Stock.

(3)	Mr. Verdoorn’s address is 8100 Mitchell Road, Eden Prairie, Minnesota 55344. Includes 1,000,956 shares owned by Mr. Verdoorn’s spouse, and 240,000 shares owned by trusts over which he exercises voting and investment power. Also includes 75,981 shares underlying options exercisable within 60 days.

(4)

Includes 29,754 shares owned by Mr. Wiehoff’s spouse and children, and includes 174,176 shares underlying options exercisable within 60 days. Also includes 169,492 restricted shares. These restricted shares vest ratably over a period of fifteen (15) years from the date of grant provided he remains employed by the company, and vesting will not be accelerated for any reason. These restricted shares are subject to other restrictions as defined in the Deferred Compensation Plan. The dividends on these shares were used to purchase 5,832 shares of C.H. Robinson common stock, which are fully vested. Such deferred shares have been placed in a non-qualified grantor trust for Mr. Wiehoff’s benefit. Mr. Wiehoff has the right to advise the trustee on how to vote such shares, but does not have dispositive power with respect to such shares. Also includes 40,000 restricted shares issued in 2003 that were placed into the Deferred Compensation Plan and are available to vest over five calendar years. The actual vesting percentage for each year is determined by the following formula: five percentage points are added to the average of the year over year growth rate in income from operations and diluted net income per share. Any shares that are unvested at the end of the five years are forfeited back to the company.

(5)	Includes 22,159 shares owned by Mr. Mulvehill’s spouse. Also includes 53,256 shares underlying options exercisable within 60 days. Also includes 10,000 restricted shares placed into the Deferred Compensation Plan which vest based on the company’s financial performance and any shares unvested after five years are forfeited back to the company. The actual vesting percentage for each year is determined by the following formula: five percentage points are added to the average of the year over year growth rate in income from operations and diluted net income per share. All shares remain in the Plan until after the executive terminates employment with the company.

(6)	Includes 900 shares owned by Mr. Walker’s children. Also includes 15,262 restricted shares placed into the Deferred Compensation Plan of which 15,000 vest based on the company’s financial performance and any shares unvested after five years are forfeited back to the company. The actual vesting percentage for each year is determined by the following formula: five percentage points are added to the average of the year over year growth rate in income from operations and diluted net income per share. 262 of the restricted shares vested immediately. All shares remain in the Plan until after the executive terminates employment with the company.

(7)	Includes 23,785 shares issuable upon exercise of outstanding options. Also includes 17,612 restricted shares placed into the Deferred Compensation Plan of which 15,000 vest based on the company’s financial performance and any shares unvested after five years are forfeited back to the company. The actual vesting percentage for each year is determined by the following formula: five percentage points are added to the average of the year over year growth rate in income from operations and diluted net income per share. 2,612 of the restricted shares vested immediately. All shares remain in the Plan until after the executive terminates employment with the company.

(8)	Includes 29,000 shares underlying options exercisable within 60 days.

(9)	Includes 23,000 shares underlying options exercisable within 60 days.

(10)	Includes 26,250 shares underlying options exercisable within 60 days. Also includes 15,784 restricted shares placed into the Deferred Compensation Plan of which 15,000 vest based on the company’s financial performance and any shares unvested after five years are forfeited back to the company. The actual vesting percentage for each year is determined by the following formula: five percentage points are added to the average of the year over year growth rate in income from operations and diluted net income per share. 784 of the restricted shares vested immediately. All shares remain in the Plan until after the executive terminates employment with the company.

(11)	Includes 11,000 shares underlying options exercisable within 60 days.

(12)	Includes 5,000 shares underlying options exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the company’s executive officers and directors and persons who beneficially own more than 10% of the company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Commission. Such executive officers, directors and greater than 10% beneficial owners are required by the regulations of the Commission to furnish the company with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of such reports furnished to the company and written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors and greater than 10% beneficial owners were complied with in 2004.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the amended and restated charter can be found attached as Appendix A, and is available on the Investors page of our website at www.chrobinson.com. The Audit Committee of the company’s Board of Directors is composed of the following nonemployee directors: Robert Ezrilov, ReBecca Koenig Roloff, Gerald Schwalbach, and Brian Short. The Board of Directors has reviewed the status of each of the members of its Audit Committee and has confirmed that each meets the independence requirements of the current Nasdaq listing standards that apply to Audit Committee members, and that Mssrs. Ezrilov, Schwalbach and Short each qualifies as an “Audit Committee Financial Expert,” as defined by the Securities and Exchange Commission.

Management is responsible for the company’s internal controls and the financial reporting process. C.H. Robinson’s independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to hire, monitor and oversee the independent auditors.

In this context, the Audit Committee has met and held discussions with management and Deloitte & Touche LLP, the company’s independent accountants for the fiscal year ending December 31, 2004. Management represented to the Audit Committee that the company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

Our independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee also considered whether the provision of any non-audit services was compatible with maintaining the independence of Deloitte & Touche LLP as the company’s independent auditors.

Based upon the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

Robert Ezrilov

ReBecca Koenig Roloff

Gerald Schwalbach

Brian Short

The Members of the Audit Committee

of the Board of Directors

PROPOSAL TWO: SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Deloitte & Touche LLP as independent public accountants for C.H. Robinson for the fiscal year ending December 31, 2005. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer appropriate questions from stockholders. If the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee is not obligated to appoint other accountants, but the Audit Committee will give consideration to such unfavorable vote.

Independent Auditors’ Fees

The following table summarizes the aggregate fees for services performed by Deloitte for C.H. Robinson Worldwide, Inc.:

Fees	2003	2004
Audit Fees (a)	$492,547	$697,556
Audit-Related Fees (b)	448,747	83,834
Tax Fees (c)	160,805	141,103

Total	$1,102,099	$922,493

(a)	Fees for audit services billed consisted of:

•	Audit of the company’s annual financial statements
•	Reviews of the company’s quarterly financial statements
•	Statutory and regulatory audits, consents and other services related to SEC matters

(b)	Fees for audit-related services billed consisted of:

•	Sarbanes-Oxley Section 404 implementation assistance in 2004
•	Employee benefit plan audit in 2004 and 2003
•	Due diligence associated with potential acquisitions in 2004 and 2003
•	Financial accounting and reporting consultations in 2003
•	Information systems security control review in 2003

(c)	Fees for tax services billed for tax compliance and tax planning and advice:

•	Fees for tax compliance services totaled $104,123 and $105,387 in 2004 and 2003, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings.
•	Fees for tax planning and advice services totaled $36,980 and $55,418 in 2004 and 2003, respectively. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result.

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services provided by the independent auditor during 2004 and 2003 were pre-approved following the policies and procedures of the Audit Committee.

Pre-Approval Policy

This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that the independent auditor may perform. The policy requires that prior to the beginning of the work being performed, a description of the services (the “Service List”) expected to be performed by the independent auditor in each of the Disclosure Categories be presented to the Audit Committee for approval.

Any requests for audit, audit-related, tax, and other services not contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally requests a range of fees associated with each proposed service on the Service List and any services that were not originally included on the Service List. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship, while permitting the company to receive immediate assistance from the independent auditor when time is of the essence.

Periodically, the Audit Committee reviews the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees.

The policy contains a de minimis provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances. The provision allows for the pre-approval requirement to be waived if all of the following criteria are met:

1.	The service is not an audit, review or other attest service;

2.	The aggregate amount of all such services provided under this provision does not exceed the lesser of $20,000 or five percent of total fees paid to the independent auditor in a given fiscal year;

3.	Such services were not recognized at the time of the engagement to be non-audit services;

4.	Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its designee; and

5.	The service and fee are specifically disclosed in the Proxy Statement as meeting the de minimis requirements of Regulation S-X of the Securities Exchange Act of 1934, as amended.

BOARD VOTING RECOMMENDATION

The Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as the company’s independent auditors.

PROPOSAL THREE: APPROVAL OF 2005 MANAGEMENT BONUS PLAN

GENERAL

Annual incentive compensation is an integral part of our compensation program. As we explained in the Compensation Committee Report on Executive Compensation in this proxy statement, the company continually strives to keep our executive compensation aligned with corporate performance objectives and the interests of our stockholders. In March 2005, our Board of Directors adopted the C.H. Robinson Worldwide 2005 Management Bonus Plan (the “2005 Bonus Plan”) so that we can continue to provide a competitive annual incentive compensation opportunity in order to attract and retain key employees. The 2005 Bonus Plan is designed to reward executive officers and key employees only if specific, objective, predetermined performance goals are achieved during a performance period.

Subject to stockholder approval, the 2005 Bonus Plan is designed so that compensation paid to certain designated executives under the Plan will be tax deductible by the company under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code generally limits to $1,000,000 the amount that a company can deduct each year for compensation paid to its chief executive officer and four other most highly compensated executive officers (sometimes referred to as “162(m) officers,” and as “designated executives” in this proposal). However, “qualified performance-based compensation” is not subject to this deductibility limit. The 2005 Bonus Plan contains provisions that are necessary for the incentive payments made to designated executives under the Plan to qualify as performance-based compensation. This includes the requirement that C.H. Robinson’s stockholders approve the business criteria the performance goals are based upon, and a limit on the maximum amount that may be paid to a designated executive for any performance period.

In accordance with the requirements of Section 162(m) of the Code, the 2005 Bonus Plan is being presented to stockholders for their approval. If the stockholders approve the 2005 Bonus Plan, all incentive payments to designated executives under the Plan (including payments based on performance criteria established for fiscal year 2005) will be deductible under Section 162(m) of the Code for the next five fiscal years. If the 2005 Bonus Plan is not approved by stockholders, awards under the Plan likely would not comply with Section 162(m). In such event, the Compensation Committee may use an alternative framework for the annual incentive program.

The complete text of the 2005 Bonus Plan is attached as Appendix B to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix B.

SUMMARY OF THE 2005 BONUS PLAN

Eligibility

Participation in the 2005 Bonus Plan is limited to executive officers and other key employees selected by the Compensation Committee. As of the date of this Proxy Statement, fifteen employees are eligible to participate in the 2005 Bonus Plan, and one employee, our Chief Executive Officer, is a designated executive under the Plan.

Administration

The 2005 Bonus Plan is administered by the Compensation Committee, which consists solely of “outside directors” within the meaning of Section 162(m) of the Code. On or prior to the 90th day of each performance period under the 2005 Bonus Plan, the Compensation Committee must designate the 162 (m) officers and other participants, set the performance factors and the award schedules for the applicable performance period, and determine the other terms and conditions of the awards. Under the 2005 Bonus Plan, the Compensation Committee is required to certify that the applicable performance factors have been met prior to payment of the corresponding award amounts to participants in any particular performance period. The Compensation Committee also has the authority to interpret the 2005 Bonus Plan and establish rules and make any determinations for the administration of the Plan.

The Compensation Committee may delegate any of its powers and duties under the 2005 Bonus Plan to one or more of the company’s officers or a committee of such officers, unless such delegation would cause the 2005 Bonus Plan to fail to comply with the provisions of Section 162(m) of the Code. In addition, the Compensation Committee may not delegate its power to make determinations regarding awards for executive officers.

Determination of Incentive Awards and Payment

Awards granted to participants under the 2005 Bonus Plan are specified as a dollar amount or percentage, as determined by the Compensation Committee. The right to receive payment of any award will be based solely on the attainment of one or more specific, objective, predetermined performance factors selected by the Compensation Committee within the first 90 days of a performance period. For the Chief Executive Officer and other 162(m) officers, performance factors will be based solely on one or more of the following business criteria: sales values, margins, volume, cash flow, stock price, market share, revenue, sales, earnings per share, profits, income from operations, earnings before interest expense and taxes, earnings before interest expense, interest income and taxes, earnings before interest expense, taxes, and depreciation and/or amortization, earnings before interest expense, interest income, taxes, and depreciation and/or amortization, pre-tax income, return on equity or costs, return on invested or average capital employed, economic value, or cumulative total return to stockholders.

Performance factors may relate to a particular individual, an identifiable business unit or the company as a whole. Under the 2005 Bonus Plan, the Compensation Committee may designate other performance criteria for awards to participants who are not 162(m) officers of C.H. Robinson.

The maximum amount of an incentive payment that may be paid to any participant pursuant to the 2005 Bonus Plan for any performance period may not exceed 2% of the company’s pre-tax income, as reported in the company’s audited financial statement for the prior fiscal year. Once awards have been granted, the Compensation Committee may not increase the payment to any 162(m) officer for any performance period, but has discretion to reduce the amount of an incentive payment that would otherwise be payable if the performance criteria have been met. The Compensation Committee has the discretion to increase or decrease the amount of any incentive payment otherwise payable to any participant who is not a 162(m) officer.

Participants will receive all of their incentive payment in the form of cash. Participants may also elect to defer any cash incentive payments in accordance with any available deferred compensation plan.

Amendment and Termination

The C.H. Robinson Board of Directors may amend, alter, suspend, discontinue or terminate the 2005 Bonus Plan, without the approval of the stockholders of the company, except that no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would violate the rules or regulations of the National Association of Securities Dealers, Inc. that are applicable to the company. The 2005 Bonus Plan will terminate by its terms on December 31, 2009. No awards may be granted under the 2005 Bonus Plan after it terminates, but outstanding awards may extend beyond termination unless otherwise expressly provided in the 2005 Bonus Plan.

Federal Tax Consequences

The following is a summary of the principal federal income tax consequences generally applicable to incentive payments that may be made under the 2005 Bonus Plan.

The amount of any cash received in connection with the 2005 Bonus Plan is taxable as ordinary income to a participant. Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, compensation paid under the 2005 Bonus Plan is “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the company will be entitled to a corresponding tax deduction at the time a participant recognizes ordinary income from the 2005 Bonus Plan.

NEW PLAN BENEFITS

The amounts that 162(m) officers and other management employees of the company will receive under the 2005 Bonus Plan, if the plan is approved by the stockholders, are not presently determinable. The amounts shown below reflect the benefits that would have been received by the indicated participants if the 2005 Bonus Plan had been in effect in 2004, and the 2005 performance factors applicable to such individuals were applied to the company’s performance against performance factors during the fiscal year ended December 31, 2004.

Given that the amounts actually received by participants under the 2005 Bonus Plan will depend on the company’s future performance, the amounts presented below are for illustrative purposes only, and actual payouts under the plan, if any, are likely to be different from those presented. In addition, the Compensation Committee reserves the right to reduce the amount of any award otherwise payable to a 162(m) officer under the plan.

Name and Position	Dollar Value (1)
John P. Wiehoff	$825,000
All Other Participants under the 2005 Bonus Plan, as a Group	2,117,000
All Current Directors Who Are Not Executive Officers, as a Group	0
All Employees Who Are Not Executive Officers, as a Group	0

(1)	Based on application of 2005 performance factors to Company’s 2004 performance against award schedules.

BOARD VOTING RECOMMENDATION

The Board of Directors adopted the 2005 Bonus Plan. The vote required to approve the 2005 Bonus Plan is a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that the total number of shares that vote on the proposal represents a majority of the shares outstanding on the record date.

The Board of Directors recommends a vote FOR the approval of the 2005 Bonus Plan.

PROPOSAL FOUR: AMENDMENT AND RESTATEMENT OF 1997 OMNIBUS STOCK PLAN

GENERAL

In March 2005, our Board of Directors approved, subject to stockholder approval, an amendment and restatement of the C.H. Robinson Worldwide, Inc. 1997 Omnibus Stock Plan (the “Omnibus Stock Plan”) to permit the issuance of performance awards that constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, and to impose certain limits on awards generated to non-employee directors and certain limits on stock grants under the Omnibus Stock Plan.

The Omnibus Stock Plan was adopted by the Board of Directors in July 1997 and approved by C.H. Robinson’s stockholders in August 1997, in order to aid the company in attracting, retaining and motivating employees, officers, consultants, independent contractors and non-employee directors. The Omnibus Stock Plan was amended by the Board of Directors in 2000 to allow trusts for the benefit of employees to be eligible participants, and in 2001 to increase the number of shares of Common Stock available for awards from 4,000,000 shares to 9,000,000 shares. The last sale price of our Common Stock as reported by The Nasdaq National Market on March 17, 2005, was $53.23. The Omnibus Stock Plan, as amended and restated, is attached as Appendix C. The following summary is qualified in its entirety by reference to Appendix C.

AMENDMENT

The Board of Directors believes that a plan that permits performance-based compensation allows us to maximize alignment of incentive compensation with increases in stockholder value. The flexibility of the specific terms of the performance-based compensation will allow future awards to be based on objectives to maximize alignment of compensation with stockholder value, concurrent with business changes.

Subject to stockholder approval, performance awards paid under the Plan will be tax deductible by the Company under section 162(m) of the Code. Section 162(m) of the Code generally limits to $1,000,000 the amount that a company can deduct each year for compensation paid to its Chief Executive Officer and four other most highly compensated executive officers. However, “qualified performance-based compensation” is not subject to this deductibility limit. The Omnibus Stock Plan contains provisions that are necessary for performance awards made under the Omnibus Stock Plan to qualify as performance-based compensation. This includes the requirement that the company’s stockholders approve the business criteria the performance goals are based upon, and a limit on the maximum amount that may be paid to an executive officer for any performance period.

Performance awards give recipients the right to receive payments in cash, stock or property based solely upon the achievement of certain performance goals during a specified performance period. The committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of Section 162(m) of the Code. Performance goals must be based solely on one or more of the following business criteria: sales values, margins, volume, cash flow, stock price, market share, revenue, sales, income from operations, earnings per share, profits, earnings before interest expense and taxes, earnings before interest expense, interest income and taxes, earnings before interest expense, taxes, and depreciation and/or amortization, earnings before interest expense, interest income, taxes, and depreciation and/or amortization, pre-tax income, return on equity or costs, return on invested or average capital employed, economic value, or cumulative total return to stockholders. The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures, and may be applied at individual or organizational levels. The aggregate dollar value of performance awards paid to any recipient in any calendar year may not exceed the greater of 500,000 shares or $10,000,000.

In addition to the amendments described above, certain limits on awards granted to non-employee directors and certain limits on stock grants under the Omnibus Stock Plan will be instituted subject to stockholder approval. Non-employee directors will not be granted awards in the aggregate of more than 5% of shares available for awards under the Omnibus Stock Plan, and with certain exceptions for service on committees and upon initial appointment to the Board, any awards to non-employee directors will be made on an equal basis to all non-employee directors. No more than 500,000 shares of Common Stock will be available for issuance pursuant to grants of restricted stock, restricted stock units and other stock grants under the Omnibus Stock Plan.

SUMMARY OF THE OMNIBUS STOCK PLAN

Eligibility

Officers, other employees, trusts for the benefit of employees, consultants and eligible independent contractors of C.H. Robinson may receive awards under the Omnibus Stock Plan. As of March 17, 2005, approximately 5000 participants were eligible to receive awards under the Omnibus Stock Plan.

Administration

The Omnibus Stock Plan is administered by the Compensation Committee. The Compensation Committee may delegate to one or more officers of the company or any Affiliate, or a committee of such officers, the right to grant awards to participants who are not subject to Section 16(b) of the Securities Exchange Act of 1934 or Section 162(m) of the Code.

Awards

The Omnibus Stock Plan provides for the grant of both incentive stock options intended to qualify for preferential tax treatment under Section 422 of the Code (“ISOs”), and nonqualified stock options that do not qualify for such treatment. The exercise price of all ISOs granted under the Omnibus Stock Plan must equal or exceed the fair market value of the Common Stock at the time of grant. Only full or part-time employees are eligible for the grant of ISOs. The Omnibus Stock Plan also permits grants of stock appreciation rights ( SAR’s), restricted stock and restricted stock unit awards, performance awards (including performance awards that are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code), dividend equivalents and other stock grants or other stock-based awards.

Amendment and Termination

The Board of Directors may amend or discontinue the Omnibus Stock Plan at any time. The Compensation Committee may not, however, alter or impair any option or award previously granted under the Omnibus Stock Plan without the consent of the holder of the option, except as otherwise provided in the Omnibus Stock Plan or in the Award Agreement.

Federal Tax Consequences

The following is a summary of the principal federal income tax consequences generally applicable to options and awards under the Omnibus Stock Plan. The grant of an ISO is not expected to result in any tax consequences for the recipient or the company or any subsidiary employing such individual (the “employer”). The holder of an ISO generally will have no taxable income upon exercising the ISO (except that the alternative minimum tax may apply), and the employer generally will receive no tax deduction when an ISO is exercised. Upon exercise of a stock option other than an ISO, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option price, and the employer will then be entitled to a tax deduction for the same amount. The tax consequences to an optionee of a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an ISO or stock option other than an ISO. Generally, there will be no tax consequence to the employer in connection with a disposition of shares acquired under an option except that the employer may be entitled to a tax deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

The tax consequences of the grant of an SAR are generally governed by Section 83 of the Code. At the time an SAR is granted, an option holder will not recognize any taxable income. At the time of exercise of an SAR the optionholder will recognize ordinary income equal to the cash or the fair market value of the shares received at such time. Any additional gain recognized on a subsequent sale or exchange of such shares will not be compensation income but generally will qualify as a capital gain. The company generally will be allowed an income tax deduction in the amount that, and for its taxable year in which, the optionholder recognizes ordinary income upon the exercise of an SAR, but only if the company properly reports such income to the Internal Revenue Service or withholds income tax upon such amount as required under the Code.

The tax consequences of restricted stock and stock-based performance awards (collectively hereinafter referred to as “deferred awards”) also are governed by Section 83 of the Code. At the time a deferred award is granted, a recipient will not recognize any taxable income. At the time a deferred award matures, the recipient will recognize ordinary income equal to the cash or fair market value of the shares received at such time. Any additional gain recognized on a subsequent sale or exchange of such shares will not be compensation income but will be treated as capital gain. Section 83(b) of the Code provides that a recipient of a restricted stock award may elect, not later than 30 days after the date the restricted stock award is originally made, to include as ordinary income the fair market value of the stock at that time. Any future appreciation in the fair market value of the stock will be capital gain. If the stock is subsequently forfeited under the terms of the restricted stock award, the recipient will not be allowed a tax deduction with respect to such forfeiture. The company generally will be allowed an income tax deduction in the amount that, and for its taxable year in which, a recipient recognizes ordinary income from a restricted stock award or performance award, but only if the Company properly reports such income to the Internal Revenue Service or withholds income tax upon such amount as required under the Code.

The amount of any cash received in connection with a performance award is treated as ordinary income to a recipient. Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, the performance award is “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, C.H. Robinson will be entitled to a corresponding tax deduction at the time a participant recognizes ordinary income from the performance award.

Special rules apply in the case of individuals subject to Section 16(b) of the Securities Exchange Act of 1934. In particular, under current law, shares received through the exercise of a stock option, other purchase right, or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, unless a special tax election is made, the amount of ordinary income recognized and the amount of the employer’s deduction may be determined as of such date.

BOARD VOTING RECOMMENDATION

The Board of Directors adopted the Omnibus Stock Plan. The vote required to approve the Omnibus Stock Plan is a majority of the Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter, provided that the total number of shares of Common Stock that vote on the proposal represent a majority of the Common Stock outstanding on the record date.

The Board of Directors recommends a vote “FOR” the Omnibus Stock Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share and exercise price information about our equity compensation plans as of December 31, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders (1)	3,846,276	$24.36	5,960,992
Equity compensation plans not approved by security holders	—	—	—
Total	3,846,276	$24.36	5,960,992

(1)	Includes stock available for issuance under our Directors’ Stock Plan and our Employee Stock Purchase Plan, as well as options and restricted stock granted and shares that may become subject of future awards under our Omnibus Stock Plan. Specifically, 31,816 shares remain available under our Directors’ Stock Plan and 3,086,299 shares remain available under our Employee Stock Purchase Plan. Under our Omnibus Stock Plan, 2,842,877 shares may become subject of future awards in the form of stock option grants or the issuance of restricted stock.

SOLICITATION OF PROXIES

C.H. Robinson is paying the costs of solicitation, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but the solicitation by mail may be followed by solicitation in person, or by telephone, or by facsimile, by regular employees of C.H. Robinson without additional compensation. C.H. Robinson will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to the company’s stockholders.

PROPOSALS FOR THE 2006 ANNUAL MEETING

Pursuant to federal securities laws, any proposal by a stockholder to be presented at the 2006 Annual Meeting of Stockholders and to be included in C.H. Robinson’s proxy statement must be received at the company’s executive offices, 8100 Mitchell Road, Eden Prairie, Minnesota 55344, no later than the close of business on December 16, 2005. Proposals should be sent to the attention of the Secretary. Our company’s Bylaws require that in order for business to be properly brought before the 2006 Annual Meeting of Stockholders by a stockholder, the stockholder must give written notice of their intent to bring a matter before the annual meeting no later than February 18, 2006. Each such notice should be sent to the attention of the Secretary, and must include certain information about the stockholder who intends to bring such matter before the meeting and the business they want to be conducted. These requirements are provided in greater detail in the company’s Bylaws. C.H. Robinson intends to exercise its discretionary authority with respect to any matter not properly presented by February 18, 2006.

GENERAL

Our Annual Report for the fiscal year ended December 31, 2004 is being mailed to stockholders together with this Proxy Statement. The Annual Report is not to be considered part of the soliciting materials.

The information set forth in this Proxy Statement under the caption “Compensation Committee Report on Executive Compensation,” “Performance Graph” and “Audit Committee Report” shall not be deemed to be (i) incorporated by reference into any filing by the company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that in any such filing the company expressly so incorporates such information by reference, and (ii) “soliciting material” or to be “filed” with the SEC.

By Order of the Board of Directors

Linda U. Feuss

Secretary

April 15, 2005

APPENDIX A

C.H. ROBINSON WORLDWIDE, INC.

Audit Committee Charter

(as amended and restated effective August 19, 2004)

Organization

There shall be a committee of the Board of Directors to be known as the audit committee (the “Audit Committee”). The Audit Committee shall be composed of three or more directors as determined by the Board, each of whom shall be independent of the management of the Company, and free of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a Committee member. Members of the Audit Committee shall meet the independence and experience requirements of the Securities and Exchange Commission (“SEC”) and The Nasdaq Stock Market, Inc. (“Nasdaq”) (as such requirements may be modified or supplemented from time to time). All members of the Audit Committee shall have an understanding of finance and accounting sufficient to be able to read and understand financial statements at the time of their appointment to the Audit Committee. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the SEC. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Audit Committee members may be replaced by the Board.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall meet periodically with management, the manager of business controls and the internal auditors, and the independent auditor in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. A member of management, normally the Company’s Secretary, may be appointed by the Audit Committee to serve as non-voting Secretary to the Audit Committee.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibilities relating to corporate accounting, reporting practices of the Corporation and the quality and integrity of the financial reports of the Corporation. The Audit Committee, on behalf of the Board of Directors, will be responsible for the independent external audit of the Company’s financial reports. In so doing, it is the responsibility of the Audit Committee to establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company’s employees, regarding accounting, internal controls or auditing matters, and maintain free and open means of communication among the directors, the independent auditors, the internal auditors, and the financial management of the Company.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as officers and employees of the Company. The Audit Committee has the authority to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Company shall at all times make adequate provisions for the payment of all fees and other compensation, approved by the Audit Committee, to the Company’s independent auditors in connection with the issuance of its audit report, or to any consultants or experts employed by the Audit Committee.

Responsibilities

The policies and procedures of the Audit Committee shall remain flexible, in order to best react to changing conditions and ensure to the directors and stockholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the Audit Committee will:

1.    Accounting and Reporting

•	Review the Company’s annual audited financial statements prior to filing or release.

•	As part of that review, discuss with management and the independent auditors and assess the following:

–	significant accounting and reporting issues, critical accounting estimates and underlying judgments

–	nature and substance of significant accruals, reserves and other estimates

–	proposals by management to establish or change significant accounting policies and practices

–	significant risks or exposures and assess the steps management has taken to minimize such risk

–	appropriateness of management’s discussion and analysis of operations in SEC filings and consistency with financial statements

–	the impact of proposed FASB/SEC and any other accounting pronouncements for their potential impact on the Company

–	the income tax status of the Company

–	accounting and reporting management of the Company, including the depth and succession plan of the financial management team

–	internal controls of the Company

–	any auditor report to the Audit Committee required under the rules of the SEC (as may be modified or supplemented from time to time)

•	Based on such review, determine whether to recommend to the Board the annual audited financial statements be included in the Company’s Annual Report filed under the rules of the SEC.

•	Review with management and the independent auditors, the interim financial results that are filed with the SEC or other regulators.

•	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

•	Review with management legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

•	Annually prepare a report to stockholders as required by the SEC to be included in the Company’s annual proxy statement.

2.    Independent External Audit

•	Have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

•	Review and assess the independence and objectivity of independent auditors, including, on an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence. Such review should include receipt and review of a written report from the independent auditors regarding their independence consistent with Independence Standards Board Standard I (as may be modified or supplemented).

•	Review, understand and approve the scope of external audit, the overall audit approach and the key audit risk considerations.

•	Pre-approve all non-audit services performed by the independent auditors. The Audit Committee may designate a member of the Audit Committee to represent the entire Audit Committee for purposes of approval of non-audit services, subject to review by the full Audit Committee at the next regularly scheduled meeting. The Company’s independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the SEC.

•	Review with management and the independent auditors at the completion of the annual examination:

–	any significant changes required in the audit plan

–	any serious difficulties or disputes with management encountered during the course of the audit

–	any unrecorded audit adjustments

–	auditor observations about the corporate control environment and overall fairness of the annual financial statements

–	other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards

3.    Internal Audit

•	Review the budget, scope and plans of the internal audit function.

•	Review the appointment, performance and replacement of the director of internal audit.

•	Coordinate the scope and objectives of the internal audit function with those of the external audit.

•	Review all findings of any completed internal audit projects.

•	Consider and review with management and the director of internal audit:

–	significant findings during the year and management’s responses thereto

–	any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information

–	any changes required in the planned scope of their audit plan

4.    Other

•	Review and approve all related-party transactions.

•	Review all significant information systems initiatives for their impact on the internal control environment and financial reporting accuracy.

•	Review of the risk management status of the Company on an annual basis.

•	Monitor the Company’s Code of Conduct practices and the Conflicts of Interest Program conducted by the Corporate General Counsel as part of the Foreign Corrupt Practices Act.

•	Report to the full Board of Directors on any financial matters requested and make recommendations as the Audit Committee deems appropriate.

•	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval, and submit this Charter to the Board of Directors for approval and cause the Charter to be approved at least once every three years in accordance with the regulations of the SEC and Nasdaq.

•	Review the Audit Committee’s own performance.

•	Perform such other functions as assigned by law, the Company’s Charter or Bylaws, or the Board of Directors.

APPENDIX B

C.H. ROBINSON WORLDWIDE

2005 MANAGEMENT BONUS PLAN

1.    Establishment.    On March 31, 2005, the Board of Directors of C.H. Robinson Worldwide, Inc. (“C.H. Robinson Worldwide” or the “Company”), upon recommendation by the Compensation Committee of the Board of Directors, approved an incentive plan for executives and key employees of the Company as described herein, which plan shall be known as the “C.H. Robinson Worldwide 2005 Management Bonus Plan.” This Plan shall be submitted for approval by the stockholders of C.H. Robinson Worldwide at the 2005 Annual Meeting of Stockholders. This Plan shall be effective as of January 1, 2005, subject to its approval by the stockholders, and no benefits shall be paid pursuant to this Plan until after this Plan has been approved by the stockholders.

2.    Purpose.    The purpose of this Plan is to advance the interests of C.H. Robinson Worldwide and its stockholders by attracting and retaining key employees, and by stimulating the efforts of such employees to contribute to the continued success and growth of the business of the Company.

3.    Definitions.    When the following terms are used herein with initial capital letters, they shall have the following meanings:

3.1    Award Amount—the dollar amount or percentage scheduled on the Award Schedule corresponding to the level attained for that Performance Factor, determined by the Compensation Committee with respect to each Performance Period.

3.2    Award Schedule—a schedule of dollar amounts or percentages with respect to each Performance Factor, as determined by the Compensation Committee for each Participant with respect to each Performance Period.

3.3    Code—the Internal Revenue Code of 1986, as it may be amended from time to time, and any proposed, temporary or final Treasury Regulations promulgated thereunder.

3.4    Company—C.H. Robinson Worldwide, Inc., a Delaware corporation, and its subsidiaries or affiliates, whether now or hereafter established.

3.5    Compensation Committee—a committee of the Board of Directors of the Company designated by such Board to administer the Plan that shall consist of members appointed from time to time by the Board of Directors. Each member of the Compensation Committee shall be an “outside director” within the meaning of Section 162(m) of the Code, and shall meet the independence requirements established by the U.S. Securities and Exchange Commission and NASDAQ.

3.6    Executives—all Participants for a given Performance Period designated by the Compensation Committee as “Executives” for purposes of this Plan.

3.7    Other Participants—all Participants for a given Performance Period who are not designated as “Executives” by the Compensation Committee for such Performance Period.

3.8    Participants—any management or highly compensated employees of the Company who are designated by the Compensation Committee prior to the start of a Performance Period as Participants in this Plan. Directors of the Company who are not also employees of the Company are not eligible to participate in the Plan. Participants shall be designated as either Executives or Other Participants by the Compensation Committee as provided in Section 4.3 below.

3.9    Performance Factor—the pre-established, objective performance goals selected by the Compensation Committee for each Participant with respect to each Performance Period and which shall be determined solely on account of the attainment of one or more pre-established, objective performance goals selected by the Compensation Committee in connection with the grant of an award hereunder; provided, however, that in the case of Other Participants, such performance goals need not be objective and may be based on such business criteria as the Compensation Committee may determine to be appropriate, which may include financial and nonfinancial performance goals that are linked to such individual’s business unit or the Company as a whole or to such individual’s areas of responsibility. The objective performance goals for Executives shall be based solely on one or more of the following business criteria, which may apply to the individual in question, an identifiable business unit or the Company as a whole, and on an annual or other periodic or cumulative basis: sales values, margins, volume, cash flow, stock price, market share, revenue, sales, income from operations, earnings per share, profits, earnings before interest expense and taxes, earnings before interest expense, interest income and taxes, earnings before interest expense, taxes, and depreciation and/or amortization, earnings before interest expense, interest income, taxes, and depreciation and/or amortization, pre-tax income, return on equity or costs, return on invested or average capital employed, economic value, or cumulative total return to stockholders (in each case, whether compared to pre-selected peer groups or not). Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Factors are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

3.10    Performance Period—a period commencing on the date established by the Compensation Committee, of a duration established by the Compensation Committee, and each consecutive period thereafter, during the term of this Plan; provided that, the Compensation Committee may subsequently amend the duration of a period established for a Participant.

3.11    Plan—this C.H. Robinson Worldwide 2005 Management Bonus Plan.

4.    Administration.

4.1    Power and Authority of Compensation Committee.    The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have full power and authority, subject to all the applicable provisions of the Plan and applicable law, to (a) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan, (b) construe, interpret and administer the Plan and any instrument or agreement relating to the Plan, and (c) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Compensation Committee pursuant to the Plan or any instrument or agreement relating to the Plan shall be (i) within the sole discretion of the Compensation Committee, (ii) may be made at any time and (iii) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, Participants, and their legal representatives and beneficiaries, and employees of the Company.

4.2    Delegation.    The Compensation Committee may delegate its powers and duties under the Plan to one or more officers of the Company or a committee of such officers, subject to such terms, conditions and limitations as the Compensation Committee may establish in its sole discretion; provided, however, that the Compensation Committee shall not delegate its power in such a manner as would cause the Plan not to comply with the provisions of Section 162(m) of the Code.

4.3    Determinations made prior to each Performance Period.    On or before the 90th day of each Performance Period, the Compensation Committee shall:

(a)    designate all Participants (including designation as Executives or Other Participants) for such Performance Period;

(b)    with respect to each Participant, establish one or more Performance Factors; and

(c)    with respect to each Performance Factor, establish an Award Schedule for each Participant.

4.4    Certification.    Following the close of each Performance Period and prior to payment of any amount to any Participant under the Plan, the Compensation Committee must certify in writing which of the applicable Performance Factors for that Performance Period (and the corresponding Award Amount) have been achieved and certify as to the attainment of all other factors upon which any payments to a Participant for that Performance Period are to be based.

4.5    Stockholder Approval.    The material terms of this Plan shall be disclosed to and approved by stockholders of the Company in accordance with Section 162(m) of the Code. No amount shall be paid to any Executive under this Plan unless such stockholder approval has been obtained.

5.    Incentive Payment.

5.1    Formula.    Each Participant shall receive an incentive payment for each Performance Period in an amount not greater than the total of the Award Amount(s) corresponding to the Performance Factor(s) for the Performance Period.

5.2    Limitations.

(a)    Discretionary Increase or Reduction. The Compensation Committee shall retain sole and absolute discretion to increase or reduce the amount of any incentive payment otherwise payable to any Participant under this Plan, but may not increase the payment to any Executive for any Performance Period.

(b)    Continued Employment. Except as otherwise provided by the Compensation Committee, no incentive payment under this Plan with respect to a Performance Period shall be paid or owed to a Participant whose employment terminates prior to the last day of such Performance Period.

(c)    Maximum Payments. No Participant shall receive a payment under this Plan for any Performance Period in excess of 2% of the Company’s pre-tax income, as reported in the Company’s audited financial statements for the prior fiscal year.

6.    Benefit Payments.

Time and Form of Payments.    Participants shall be entitled to elect, prior to a date specified by the Compensation Committee, to defer receipt of a cash payment in accordance with the terms of any Company deferred compensation plan in effect at the time and applicable to such cash payment. Subject to any such deferred compensation election, such cash incentive shall be paid as soon as administratively feasible after the Compensation Committee has made the certifications provided for in Section 4.4 above and otherwise determined the amount of such Participant’s incentive payment payable under this Plan.

6.1    Nontransferability.    Except as otherwise determined by the Compensation Committee, no right to any incentive payment hereunder, whether payable in cash or other property, shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that if so determined by the Compensation Committee, a Participant may, in the manner established by the Compensation Committee designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any cash or property hereunder upon the death of the Participant. No right to any incentive payment hereunder may be pledged, attached or otherwise encumbered, and any purported pledge, attachment or encumbrance thereof shall be void and unenforceable against the Company.

6.2    Tax Withholding.    In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Compensation Committee may establish such policy or policies as it deems appropriate with respect to such laws and regulations, including without limitation, the establishment of policies to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from such Participant.

7.    Amendment and Termination; Adjustments.    Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan:

(a)    Amendments to the Plan.    The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan, without the approval of the stockholders of the Company, except that no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company.

(b)    Waivers by the Company of Incentive Payment Conditions or Rights.    Any of the rights of the Company, or conditions placed by the Company, with respect to an incentive payment to a Participant, may be waived by the Compensation Committee in its sole discretion, prospectively or retroactively.

(c)    Limitation on Amendments to Incentive Payment Rights.    Neither the Compensation Committee nor the Company may amend, alter, suspend, discontinue or terminate any rights to an incentive payment, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

(d)    Correction of Defects, Omissions and Inconsistencies.    The Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect.

8.    Miscellaneous.

8.1    Effective Date.    This Plan shall be deemed effective, subject to stockholder approval, as of January 1, 2005.

8.2    Term of the Plan.    Unless the Plan shall have been discontinued or terminated, the Plan shall terminate on December 31, 2009. No right to receive an incentive payment shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan, any right to receive an incentive payment theretofore granted may extend beyond the termination of the Plan, and the authority of the Board of Directors and Compensation Committee to amend or otherwise administer the Plan shall extend beyond the termination of the Plan.

8.3    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

8.4    Applicability to Successors.    This Plan shall be binding upon and inure to the benefit of the Company and each Participant, the successors and assigns of the Company, and the beneficiaries, personal representatives and heirs of each Participant. If the Company becomes a party to any merger, consolidation or reorganization, this Plan shall remain in full force and effect as an obligation of the Company or its successors in interest.

8.5    Employment Rights and Other Benefit Programs.    The provisions of this Plan shall not give any Participant any right to be retained in the employment of the Company. In the absence of any specific agreement to the contrary, this Plan shall not affect any right of the Company, or of any affiliate of the Company, to terminate, with or without cause, any Participant’s employment at any time. This Plan shall not replace any contract of employment, whether oral or written, between the Company and any Participant, but shall be considered a supplement thereto. This Plan is in addition to, and not in lieu of, any other employee benefit plan or program in which any Participant may be or become eligible to participate by reason of employment with the Company. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

8.6    No Trust or Fund Created.    This Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any affiliate pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or of any affiliate.

8.7    Governing Law.    The validity, construction and effect of the Plan or any incentive payment payable under the Plan shall be determined in accordance with the laws of the State of Minnesota.

8.8    Severability.    If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Compensation Committee, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

8.9    Qualified Performance-Based Compensation.    With regard to compensation paid to Executives under this Plan, all of the terms and conditions of the Plan shall be interpreted in such a fashion as to qualify all compensation paid hereunder as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

APPENDIX C

C.H. ROBINSON WORLDWIDE, INC.

1997 OMNIBUS STOCK PLAN

(as amended and restated May 19, 2005)

Section 1.    Purpose.

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting, retaining and motivating employees, officers, consultants, independent contractors and non-employee directors.

Section 2.    Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)    “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)    “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c)    “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(d)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(e)    “Committee” shall mean a committee of Directors designated by the Board of Directors to administer the Plan, which shall be the Company’s Compensation Committee as of March 31, 2005. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director.”

(f)    “Company” shall mean C.H. Robinson Worldwide, Inc., a Delaware corporation, and any successor corporation.

(g)    “Director” shall mean a member of the Board, including any Non-Employee Director.

(h)    “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(i)    “Eligible Person” shall mean any employee, trust for the benefit of an employee, officer, consultant, independent contractor or director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

(j)    “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall not be less than (i) the closing price as reported for composite transactions, if the Shares are then listed on a national securities exchange, (ii) the last sale price, if the

Shares are then quoted on the Nasdaq National Market or (iii) the average of the closing representative bid and asked prices of the Shares in all other cases, on the date as of which fair market value is being determined. If on a given date the Shares are not traded in an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this clause and in connection therewith shall take such action as it deems necessary or advisable.

(k)    “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(l)    “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code.

(m)    “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(n)    “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

(o)    “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

(p)    “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

(q)    “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(r)    “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(s)    “Performance Goal” shall mean one or more of the following business criteria, which may apply to the individual in question, an identifiable business unit or the Company as a whole, and at an annual or other periodic or cumulative basis: sales values, margins, volume, cash flow, stock price, market share, revenue, sales, income from operations, earnings per share, profits, earnings before interest expense and taxes, earnings before interest expense, interest income and taxes, earnings before interest expense, taxes, and depreciation and/or amortization, earnings before interest expense, interest income, taxes, and depreciation and/or amortization, pre-tax income, return on equity or costs, return on invested or average capital employed, economic value, or cumulative total return to shareholders (in each case, whether compared to pre-selected peer groups or not). Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(t)    “Person” shall mean any individual, corporation, partnership, association or trust.

(u)    “Plan” shall mean the C.H. Robinson Worldwide, Inc. 1997 Omnibus Stock Plan, as amended from time to time.

(v)    “Reload Option” shall mean any Option granted under Section 6(a)(iv) of the Plan.

(w)    “Restricted Stock” shall mean any Shares granted under Section 6(c) of the Plan.

(x)    “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(y)    “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(z)    “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

(aa)    “Shares” shall mean shares of Common Stock, $0.10 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(bb)    “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.    Administration.

(a)    Power and Authority of the Committee.    The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award.

(b)    Delegation.    The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

Section 4.    Shares Available for Awards.

(a)    Shares Available.    Subject to adjustment as provided in Section 4(c), the aggregate number of Shares that may be issued under all Awards under the Plan shall be 9,000,000. Shares to be issued under the Plan may be either Shares held in treasury or newly issued. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 9,000,000 subject to adjustment as provided in the Plan and Section 422 or 424 of the Code or any successor provision.

(b)    Accounting for Awards.    For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(c)    Adjustments.    In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

(d)    Award Limitations Under the Plan

(i)    Section 162(m) Limitation for Certain Types of Awards.    No Eligible Person may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 500,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year.

(ii)    Section 162(m) Limitation for Performance Awards.    The maximum amount payable pursuant to all Performance Awards to any Participant in the aggregate in any calendar year shall be the greater of 500,000 shares or $10,000,000. This limitation does not apply to any Award subject to the limitation contained in Section 4(d)(i) of the Plan.

(iii)    Plan Limitation on Restricted Stock, Restricted Stock Units and Other Stock Grants.    No more than 500,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan, shall be available under the Plan for issuance pursuant to grants of Restricted Stock, Restricted Stock Units and Other Stock Grants; provided, however, that if any Awards of Restricted Stock Units terminate or are forfeited or cancelled without the issuance of any Shares or if Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the Shares subject to such termination, forfeiture, cancellation or reacquisition by the Company shall again be available for grants of Restricted Stock, Restricted Stock Units and Other Stock Grants for purposes of this limitation on grants of such Awards.

(iv)    Limitation on Awards Granted to Non-Employee Directors.    Directors who are not also employees of the Company or an Affiliate may not be granted Awards in the aggregate for more than 5% of the Shares available for Awards under the Plan, subject to adjustment as provided in Section 4(c) of the Plan. No Award may be made to any Director who is not also an employee of the Company or an Affiliate unless all such Directors receive an Award with the same terms and conditions; provided, however, that (i) an Award may be made to a Director who is not also an employee of the Company or an Affiliate as compensation for service on a committee of the Board provided all members of such committee receive an Award with the same terms and conditions and (ii) an Award may be made to a Director who is not also an employee of the Company or an Affiliate upon such Director’s initial appointment to the Board.

Section 5.    Eligibility.

Any Eligible Person of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.    Awards.

(a)    Options.    The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)    Exercise Price.    The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the purchase price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)    Option Term.    The term of each Option shall be fixed by the Committee.

(iii)    Time and Method of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)    Reload Options.    The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) hereof or the relevant provisions of another plan of the Company, and/or when Shares are tendered or forfeited as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company, and may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

(b)    Stock Appreciation Rights.    The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)    Restricted Stock and Restricted Stock Units.    The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)    Restrictions.    Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)    Stock Certificates.    Any Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

(iii)    Forfeiture.    Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

(d)    Performance Awards.    The Committee is hereby authorized to grant to Eligible Persons Performance Awards which are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan may be payable in cash or in Shares (including, without limitation, Restricted Stock). Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards to the extent required by Section 162(m).

(e)    Dividend Equivalents.    The Committee is hereby authorized to grant Dividend Equivalents to Participants, subject to the terms of the Plan and any applicable Award Agreement, under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.

(f)    Other Stock Grants.    The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

(g)    Other Stock-Based Awards.    The Committee is hereby authorized to grant to Participants subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine.

(h)    General.

(i)    No Cash Consideration for Awards.    Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)    Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)    Forms of Payment under Awards.    Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)    Limits on Transfer of Awards.    No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee.

(vi)    Restrictions; Securities Exchange Listing.    All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If the Shares or other securities are listed on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award until such Shares or other securities have been listed on such securities exchange.

(vii)    Section 16 Compliance; Section 162(m) Administration.    The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Section 7.    Amendment and Termination; Adjustments.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)    Amendments to the Plan.    The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan.

(b)    Amendments to Awards.    The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided or in the Award Agreement.

(c)    Correction of Defects, Omissions and Inconsistencies.    The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.    Income Tax Withholding; Tax Bonuses.

(a)    Withholding.    In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

(b)    Tax Bonuses.    The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9.    General Provisions.

(a)    No Rights to Awards.    No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)    Award Agreements.    No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)    No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)    No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)    Governing Law.    The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

(f)    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(g)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(i)    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(j)    Other Benefits.    No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

Section 10.    Effective Date of the Plan.

The Plan, as amended and restated on May 19, 2005, shall be effective upon its adoption by the Board, provided, however, that in the event the Plan, as amended and restated on May 19, 2005 is not approved by the stockholders of the Company within one year thereafter, the Plan as it existed prior to the amendment and restatement, will remain effective but all Performance Awards granted subsequent to Board approval of the Plan, as amended and restated, will be terminated and deemed null and void, provided, however, that with respect to any Shares (including Shares of Restricted Stock) issued under the Plan prior to such termination, the Plan shall be deemed to be effective.

Section 11.    Term of the Plan.

Awards shall only be granted under the Plan during a 10-year period beginning on the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

C.H. ROBINSON WORLDWIDE, INC.

8100 Mitchell Road

Eden Prairie, MN 55344

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 19, 2005

10:00 a.m., Central Daylight Savings Time

C.H. Robinson Worldwide, Inc. 8100 Mitchell Road, Eden Prairie, Minnesota 55344	Proxy

This Proxy is solicited by the Board of Directors

The undersigned hereby appoints John P. Wiehoff and Linda U. Feuss, or either of them, with full power of substitution to each, as attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of C.H. Robinson Worldwide, Inc. to be held in the corporate offices of C.H. Robinson Worldwide, Inc., 8100 Mitchell Road, Eden Prairie, Minnesota on the 19th day of May, 2005, at 10:00 a.m. C.D.T. and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned may be entitled to vote at said meeting as directed below with respect to the proposals as set forth in the Proxy Statement, and in their discretion upon any other matters that may properly come before said meeting.

This Proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of each of the director nominees listed under Proposal 1 and FOR Proposals 2, 3 and 4. The tabulator cannot vote your shares unless you sign and return this Proxy.

See reverse for voting instructions.

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your	COMPANY #
shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK EASY IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 18, 2005.
•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/chrw/ — QUICK EASY IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 18, 2005.
•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to C.H. Robinson Worldwide, Inc., c/o Shareowner ServicesSM, P.O. Box 64945, St. Paul, MN 55164-0945.

If you vote by Phone or Internet, please do not mail your Proxy Card

Unless you indicate otherwise, this Proxy will be voted in accordance with the Board of Directors’ recommendations. The Board of Director recommends a vote FOR Proposals 1, 2, 3 and 4.

1. Election of directors:	01 Robert Ezrilov 02 Wayne M. Forton	03 Brian P. Short	☐ FOR all nominees (except as marked)	☐ WITHHOLD AUTHORITY to vote from all nominees

(Instructions: To withhold authority to vote for one or more individual nominees, write the number(s) of the nominee(s) in the box provided to the right.)

ò   Please fold here ò

2.	Ratification of the selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm.	☐ For	☐ Against	☐ Abstain

3.	Approval of the 2005 Management Bonus Plan.	☐ For	☐ Against	☐ Abstain

4.	Approval of the Amended and Restated 1997 Omnibus Stock Plan.	☐ For	☐ Against	☐ Abstain

5.	In their discretion, consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Dated: , 2005

Signature(s) in Box

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee of guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.